                                                                   EXHIBIT 10.10
                                                                  EXECUTION COPY

                             SUBSCRIPTION AGREEMENT


         SUBSCRIPTION AGREEMENT (this "AGREEMENT"), dated as of November 30, 1999, by and among OSI Acquisition, Inc., a Delaware corporation (the "COMPANY"), Bruckmann, Rosser, Sherrill & Co. II, L.P. ("BRS") and the individuals whose names appear on the signature pages attached hereto (together with BRS, the "PURCHASERS"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

         WHEREAS, the Purchasers wish to conduct the operations of the Company and have agreed to make certain capital contributions to the Company in consideration for certain shares of capital stock of the Company; and

         WHEREAS, the Company and the Purchasers desire to enter into an agreement pursuant to which the Company will sell to the Purchasers and the Purchasers will buy from the Company certain shares of the Company's Common Stock, Junior Preferred Stock and, in the case of BRS, Senior Preferred Stock (collectively, the "SECURITIES") in each case having the rights and preferences set forth in the Amended and Restated Certificate of Incorporation of the Company, a copy of which is attached hereto as EXHIBIT A.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AUTHORIZATION AND CLOSING.

         (a) THE SECURITIES. The Company has authorized the issuance and sale to each Purchaser the classes and quantities of Securities set forth opposite such Purchaser's name on the attached SCHEDULE 1, in each case at a purchase price equal to $1.00 per share of Common Stock, $100.00 per share of Junior Preferred Stock and $1.50 per share of Senior Preferred Stock.

         (b) PURCHASE AND SALE OF THE SECURITIES. At the Closings (as defined below), the Company shall sell to the Purchasers, and subject to the terms and conditions set forth herein, the Purchasers shall purchase from the Company the Securities.

         (c) THE CLOSINGS. The closings of the transactions contemplated by this Agreement shall take place as described below at the offices of Kirkland & Ellis, Citicorp Center, 153 East 53rd Street, New York, New York, 10022 at 10:00 a.m. on each of November 29, 1999 (the "FIRST CLOSING DATE"), and November 30, 1999, (the "SECOND CLOSING DATE"). The closing of the transactions to be effectuated on the First Closing Date under paragraph (i) below is referred to herein as the "FIRST CLOSING." The closing of the transactions to be effectuated on the Second Closing

Date pursuant to paragraph (ii) below is referred to herein as the "SECOND CLOSING." The First Closing and the Second Closing are referred to herein, collectively, as the "CLOSINGS."

                  (i) FIRST CLOSING. On the First Closing Date, (x) BRS shall contribute to the capital of the Company an amount equal to $259,978.50, payable by check or wire transfer of immediately available funds, and (y) in exchange therefor, the Company shall issue to BRS 173,319 shares of Senior Preferred Stock. In furtherance thereof, the Company shall deliver to BRS a certificate (or certificates) representing such shares of Senior Preferred Stock and bearing the legend described in Section 3 below.

                  (ii) SECOND CLOSING. On the Second Closing Date, (x) each Purchaser shall contribute to the capital of the Company an amount equal to the "contribution amount" set forth opposite such Purchaser's name on the attached
SCHEDULE 1 (except, in the case of BRS, any amount payable in respect of shares of Senior Preferred Stock to the extent such amount was previously contributed to the Company pursuant to paragraph (i) above), payable by check or wire transfer of immediately available funds, and (y) the Company shall issue to each Purchaser the classes and quantities of Securities set forth opposite such Purchaser's name on the attached SCHEDULE 1 (except, in the case of BRS, any shares of Senior Preferred Stock).

         SECTION 2. PURCHASERS' INVESTMENT REPRESENTATIONS.

         Each Purchaser hereby represent that:

                  (i) such Purchaser is acquiring the Securities to be purchased by them hereunder or to be acquired by them pursuant hereto for their own account with the present intention of holding such securities for investment purposes and that they have no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws;

                  (ii) such Purchaser is able to bear the economic risk of the investment in the Securities for an indefinite period of time because the Securities are subject to the transfer restrictions contained herein and have not been registered under the 1933 Act;

                  (iii) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and has had full access to such other information concerning the Company as the Purchaser has requested. Purchaser has reviewed, or has had an opportunity to review copies of the following documents, (A) the Stockholders Agreement, (B) Amended and Restated Certificate of Incorporation of the Company, and (C) the Registration Rights Agreement;


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                  (iv) such Purchaser either (A) is an "accredited investor" as defined in rule 501(a) under the 1933 Act or (B) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in the Securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

                  (v) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, and the execution, delivery, and performance of this Agreement by such Purchaser does not and will not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which such Purchaser is a party or any judgment, order, or decree to which such Purchaser is subject.

         SECTION 3. SECURITIES ACT LEGEND

         In the event that certificates representing the securities are issued ("CERTIFICATED SECURITIES") each certificate for Restricted Securities will be imprinted with a legend in substantially the following form (the "SECURITIES ACT LEGEND"):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIG INALLY ISSUED ON NOVEMBER 30, 1999, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 30, 1999, BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE."

Whenever any of the Securities cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate or instrument, as the case may be, representing such Restricted Securities, a new certificate or instrument, as the case may be, representing such Restricted Securities of like tenor but not bearing a legend of the character set forth above.


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         SECTION 4. RESTRICTIONS ON TRANSFER.

         (a) Each of the Purchasers hereby agrees that such Purchaser will not transfer any of the Securities such Purchasers receives pursuant to Section 1 hereof, other than (i) in the case of BRS, transfers made pursuant to the terms of the Stock Purchase Agreement dated as of the First Closing Date among BRS and the several other parties thereto, and (ii) in the case of each Purchaser (and in the case of BRS, its permitted transferees), transfers made pursuant to the Merger Agreement.

         (b) Any transfer or attempted transfer of any Securities in violation of any provision of this Agreement shall be null and void, and the Company shall not record such transfer on its books or treat any purported transferee of such Securities as the owner of such Securities for any purpose.

         SECTION 5. DEFINITIONS.

         For the purposes of this Agreement, the following terms have the meanings set forth below:

         "AFFILIATE" of any particular Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. "CONTROL" means the posses sion, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION" means the Company's Certificate of Incorporation as in effect on the Closing Date, a copy of which is attached hereto as EXHIBIT A.

         "COMMON STOCK" has the meaning set forth in the Amended and Restated Certificate of Incorporation.

         "JUNIOR PREFERRED STOCK" has the meaning set forth in the Amended and Restated Certificate of Incorporation.

         "MERGER AGREEMENT" means that certain Agreement and Plan of Merger date as of May 17, 1999, between OSI Acquisition, Inc. and O'Sullivan Industries Holdings, Inc., as in effect from time to time.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity (including,


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without limitation, any governmental entity or any department, agency or political subdivision thereof).

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement (as amended, restated or modified from time to time) to be entered into by and among the Company, BRS and the other stockholders of the Company in connection with the transactions contemplated under the Merger Agreement.

         "RESTRICTED SECURITIES" means (i) the Securities issued hereunder and
(ii) any securities issued with respect to any of the Restricted Securities. Restricted Securities will continue as such in the hands of any transferee; PROVIDED, that as to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 of the Securities and Exchange Commission and disposed of in accordance therewith. Whenever any particular certificated securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates or instruments, as the case may be, not bearing a Securities Act Legend of the character set forth in paragraph 3.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

         "SENIOR PREFERRED STOCK" has the meaning set forth in the Amended and Restated Certificate of Incorporation attached hereto as EXHIBIT A.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement (as amended, restated or modified from time to time) to be entered into by and among the Company, BRS and the other stockholders of the Company in connection with the transactions contemplated under the Merger Agreement.

         SECTION 6. MISCELLANEOUS.

         (a) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND THE PURCHASERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, ENFORCEABILITY, VALIDITY AND BINDING EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER


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OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE
APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         (b) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the addresses indicated below:

                  If to the Company:

                  c/o Bruckmann, Rosser, Sherrill & Co., L.P.
                  126 East 56th Street, 29th Floor
                  New York, NY 10022
                  Attention:  S. Edwards
                  Facsimile No.: 212-521-3799

                  WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

                  If to any Purchaser:

                  [PURCHASER]
                  c/o Bruckmann, Rosser, Sherrill & Co., L.P.
                  126 East 56th Street, 29th Floor
                  New York, NY 10022
                  Attention: [PURCHASER]
                  Facsimile No.: 212-521-3799

                  WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY 10022
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

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or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         (c) COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         (d) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

         (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each Purchaser, the Company and their respective successors and assigns (including subsequent holders of Securities); PROVIDED, that the rights and obligations of the Purchasers under this Agreement shall not be assignable except in connection with a permitted transfer of Securities hereunder.

                                  *    *    *








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         IN WITNESS WHEREOF, the parties hereto have executed this Subscription
Agreement on the date first written above.


                                  OSI ACQUISITION, INC.


                                  By: /s/ Richard D. Davidson
                                      ------------------------------------
                                      Name:
                                      Title:


                                  BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.


                                  By: /s/ Stephen F. Edwards
                                      ------------------------------------
                                      Name:
                                      Title:


                                  /s/ BONNIE DIETRICH
                                  ------------------------------
                                  BONNIE DIETRICH


                                  /s/ RICE EDMONDS
                                  ------------------------------
                                  RICE EDMONDS


                                  /s/ JULIET FRIST
                                  ------------------------------
                                  JULIET FRIST


                                  /s/ SUSAN KAIDER
                                  ------------------------------
                                  SUSAN KAIDER


                                  /s/ SARAH POLIZOTTO
                                  ------------------------------
                                  SARAH POLIZOTTO


                                  /s/ WALKER SIMMONS
                                  ------------------------------
                                  WALKER SIMMONS


                                  /s/ MARILENA TIBREA
                                  ------------------------------
                                  MARILENA TIBREA


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                                   SCHEDULE 1

                      SECURITIES TO BE ISSUED AND PURCHASED



                                                           SECURITIES TO PURCHASE
                                        ------------------------------------------------------------
                                        SHARES OF            SHARES OF
                                        SENIOR               JUNIOR                 SHARES OF
                                        PREFERRED            PREFERRED              COMMON               CONTRIBUTION
PURCHASER                               STOCK                STOCK                  STOCK                TO CAPITAL
---------------------------------       ----------------     ------------------     ----------------     ---------------------
BRS                                     173,319              408,893.172            920,013.963          $ 41,964,226.44
Bonnie Dietrich                         -                    44.29                  99.66                $ 4,528.99
Rice Edmonds                            -                    1,129.48               2,541.33             $ 115,489.33
Juliet Frist                            -                    577.59                 1,299.57             $ 59,058
Susan Kaider                            -                    44.29                  99.66                $ 4,528.99
Sarah Polizotto                         -                    44.29                  99.66                $ 4,528.99
Walker Simmons                          -                    1,129.48               2,541.33             $ 115,489.33
Marilena Tibrea                         -                    132.88                 298.98               $ 13,586.98





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                                                                       EXHIBIT A



                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              OSI ACQUISITION, INC.



                                 (SEE ATTACHED)






















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